                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                AMENDEMENT NO. 2
                                       To
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2001


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

         Virginia                    001-12875                 54-1589139
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)


  306 East Main Street, Richmond, VA                              23219
(Address of principal executive offices)                        (Zip Code)

                                 (804) 643-1761
              (Registrant's telephone number, including area code)


Item 7.  Financial Statements and Exhibits

         Cornerstone Realty Income Trust, Inc. (which is referred to below as Cornerstone or as the "Company") hereby amends its current report filed on April 26, 2001 pursuant to Item 7 of Form 8-K in connection with the Company's Dividend Reinvestment and Share Purchase Plan.

         Pro Forma Consolidated Statements of Operations (unaudited) for the three months ended March 31, 2001 and year ended December 31, 2000

         Notes to Pro Forma Consolidated Statement of Operations (unaudited)

         Pro Forma Balance Sheet as of March 31, 2001 (unaudited)

         Notes to Pro Forma Balance Sheet as of March 31, 2001 (unaudited)

                      Cornerstone Realty Income Trust, Inc.
           Pro Forma Consolidated Statements of Operations (unaudited)
       Three Months Ended March 31, 2001 and Year Ended December 31, 2000

In April 2001, Cornerstone completed a tender offer for 12,472,723 of the 12,626,834 Series A Convertible Preferred Share outstanding. The Pro Forma Consolidated Statement of Operations (unaudited) for the three months ended March 31, 2001 and for the year ended December 31, 2000 are presented as if the exchange of 12,472,723 Series A Convertible Preferred Shares and assumed financing was completed at the beginning of each period presented. Under Option 1, 742,168 preferred shares were each exchanged for two common shares and under Option 2, 11,730,555 preferred shares were each exchanged for one common share and $12.25 in cash. The market price of the common shares was $10.84 per share.

The Pro Forma Consolidated Statement of Operations (unaudited) assumes Cornerstone qualifies as a real estate investment trust, distributes at least 95% of its taxable income, and, therefore incurs no federal income tax liability for the periods presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Pro Forma Consolidated Statement of Operations (unaudited) is presented for comparative purposes only and is not necessarily indicative of what the actual results of Cornerstone would have been for the periods presented if the transactions described above had occurred at the beginning of the periods presented, nor does it purport to be indicative of the results of operations in future periods. The Pro Forma Consolidated Statement of Operations (unaudited) should be read in conjunction with, and is qualified in its entirety by, the Cornerstone's respective historical financial statements and notes thereto.

For the three months ended March 31, 2001

                                                                            Preferred Stock                 (a)
                                                           Historical          Conversion                  Total
                                                          Statement of         Pro Forma                Consolidated
(Amounts in thousands, except per share data)              Operations         Adjustments                Pro Forma
                                                        ---------------------------------------       -----------------
Rental income                                                    $ 35,949                  $ -                $ 35,949

Rental expenses:
          Property and maintenance                                  8,492                    -                   8,492
          Taxes and insurance                                       4,192                    -                   4,192
          Property management                                         624                    -                     624
          General and administrative                                  524                    -                     524
          Other depreciation                                            6                    -                       6
          Depreciation of rental property                           9,245                    -                   9,245
          Other                                                        13                    -                      13
                                                        ---------------------------------------       -----------------

          Total expenses                                           23,096                    -                  23,096

Income before interest income (expense)                            12,853                    -                  12,853

Interest income                                                        76                  (51) (a)                 25
Interest expense                                                   (4,950)              (2,977) (b)
                                                                                           348  (c)             (7,579)
                                                        ---------------------------------------       -----------------

Net income                                                          7,979               (2,680)                  5,299

Distributions to preferred shareholders                            (7,467)               7,387  (d)                (80)
Excess consideration paid over book value for
   preferred stock redemption                                           -               27,492  (e)
                                                                                       (27,492) (e)                  -
                                                        ---------------------------------------       -----------------

Net income available to common shareholders                         $ 512              $ 4,707                 $ 5,219
                                                        =======================================       =================

Earnings per common share - basic and diluted                        0.01                    -                    0.11
Weighted average number of common
     shares outstanding                                            34,463               13,215  (f)             47,678

For the year ended December 31, 2000

                                                                            Preferred Stock                 (a)
                                                           Historical          Conversion                  Total
                                                          Statement of         Pro Forma                Consolidated
(Amounts in thousands, except per share data)              Operations         Adjustments                Pro Forma
                                                        ---------------------------------------       -----------------
Rental income                                                   $ 144,875             $      -                $144,875

Rental expenses:
          Property and maintenance                                 35,305                    -                  35,305
          Taxes and insurance                                      16,436                    -                  16,436
          Property management                                       2,685                    -                   2,685
          General and administrative                                1,749                    -                   1,749
          Other depreciation                                           23                    -                      23
          Depreciation of rental property                          36,295                    -                  36,295
          Other                                                        42                    -                      42
                                                        ---------------------------------------       -----------------

          Total expenses                                           92,535                    -                  92,535

Income before interest income (expense)                            52,340                    -                  52,340

Interest income                                                       610                    -                     610
Interest expense                                                  (17,737)             (12,437) (b)
                                                                                         1,770  (c)            (28,404)
                                                        ---------------------------------------       -----------------

Income before gains on sales of investments                        35,213              (10,667)                 24,546

Gains on sales of investments                                      22,930                    -                  22,930
                                                        ---------------------------------------       -----------------

Net income                                                         58,143              (10,667)                 47,476

Distributions to preferred shareholders                           (30,305)              29,987  (d)               (318)
Excess consideration paid over book value for
   preferred stock redemption                                           -               27,788  (e)
                                                                                       (27,788) (e)                  -
                                                        ---------------------------------------       -----------------

Net income available to common shareholders                      $ 27,838             $ 19,320                $ 47,158
                                                        =======================================       =================

Earnings per common share - basic and diluted                      $ 0.77                    -                  $ 0.96
Weighted average number of common
     shares outstanding                                            36,081               13,215  (f)             49,296




See accompanying notes.

Notes to Pro forma Consolidated Statement of Operations (unaudited) for the three months ended March 31, 2001 and for the year ended December 31, 2000

(a) Represents the elimination of the interest income which resulted in the investment of the excess proceeds of the March 2001 secured financing, $75.5 million. This was done in advance to fund the cash portion of the conversion transaction. Interest income is reduced as if the excess proceeds were used in the conversion transaction on January 1, 2001 and not invested at a rate of 4.5%.

(b) Represents the additional interest incurred to refect the cash borrowed to effect the conversion transaction taking place at the beginning of the periods presented. The Company funded the cash portion with $100 million on its unsecured line of credit at a an interest rate of one month LIBOR plus 120 basis points (7.2%) and $75.5 million in secured financing at an interest rate of 6.99%. Interest was calculated on $100 million of its unsecured line of credit and $75.5 million of its secured financing.

(c) A portion of the proceeds from the Company's $75.5 million secured financing was used to pay down the Company's unsecured line of credit balance in the amount of $25.2 million. Interest expense is reduced as if the pay down occurred at the beginning of the periods presented.

(c) Represents a reduction to interest expense which was incurred from the March 2001 secured financing, $75.5 million. This is replaced with the interest discussed in Note b above. In addition, a portion of the proceeds from this secured financing was used to to pay down the Company's unsecured line of credit balance in the amount of $25.2 million. Interest expense is reduced as if the pay down occcured at the beginning of the periods presented.

(d) Represents the elimination of the preferred dividends as 12,472,723 preferred shares were converted into common shares. After the conversion transaction, 134,952 preferred shares remain outstanding.

(e) Represents excess consideration paid over book value for the preferred shares, including $2.8 million of estimated transaction costs. This amount is eliminated in the pro forma since it is nonrecurring and directly attributable to the conversion transaction.

(f) Represents additional common shares to convert 12,472,723 preferred shares for the three months ended March 31, 2001 and for the year ended December 31, 2000.

             Pro Forma Consolidated Financial Statements (unaudited)


--------------------------------------------------------------------------------
In April 2001, Cornerstone completed a tender offer for 12,472,723 of the 12,626,834 Series A Convertible Preferred Share outstanding. The Pro Forma Consolidated Balance Sheet (unaudited) is prepared as if the tender offer was completed and assumed financing occurred at the beginning of the period March 31, 2001. Under Option 1, 742,168 preferred shares were each exchanged for two common shares and under Option 2, 11,730,555 preferred shares were each exchanged for one common share and $12.25 in cash.

The Pro Forma Consolidated Balance Sheet unaudited is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of Cornerstone would have been at March 31, 2001, nor does it purport to represent the future financial position of Cornerstone. This Pro Forma Consolidated Balance Sheet unaudited should be read in conjunction with, and is qualified in its entirety by, Cornerstone's historical financial statements and notes thereto.
--------------------------------------------------------------------------------



      Pro Forma Consolidated Balance Sheet as of March 31, 2001 (unaudited)
                                 (In thousands)

                                                                     Preferred Stock
                                                     Historical        Conversion                   Total
                                                       Balance          Pro Forma               Consolidated
                                                        Sheet          Adjustments                Pro Forma
                                                   ------------------------------------       ------------------
ASSETS
Investment in rental property
   Land                                                  $ 127,485                   -                $ 127,485
   Building and improvements                               722,542                   -                  722,542
   Furniture and fixtures                                   23,437                   -                   23,437
                                                   ------------------------------------       ------------------
                                                           873,464                   -                  873,464
   Less accumulated depreciation                          (100,800)                  -                 (100,800)
                                                   ------------------------------------       ------------------
                                                           772,664                   -                  772,664

   Cash and cash equivalents                                49,748           $ 100,000 (c)
                                                                              (143,699)(e)
                                                                                (2,797)(d)                3,252
   Prepaid expenses                                          1,819                   -                    1,819
   Deferred financing costs, net                             3,948                   -                    3,948
   Other assets                                             11,531                   -                   11,531
                                                   ------------------------------------       ------------------
                                                            67,046             (46,496)                  20,550
                                                   ------------------------------------       ------------------

                                                         $ 839,710           $ (46,496)               $ 793,214
                                                   ====================================       ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Notes payable-unsecured                                       -           $ 100,000 (c)            $ 100,000
   Notes payable-secured                                 $ 320,758                   -                  320,758
   Distributions payable                                     7,092                   -                    7,092
   Accounts payable                                            610                   -                      610
   Accrued expenses                                          3,195                   -                    3,195
   Rents received in advance                                   251                   -                      251
   Tenant security deposits                                  1,366                   -                    1,366
                                                   ------------------------------------       ------------------
                                                           333,272             100,000                  433,272

Shareholders' equity
   Preferred stock                                         265,091            (262,254)(a)                2,837
   Common stock (34,344 historical and
    47,558,957 pro forma shares outstanding)               336,171             143,249 (a)              479,420
   Deferred compensation                                       (43)                  -                      (43)
   Distributions greater than  net income                  (94,781)            (27,491)(b)             (122,272)
                                                   ------------------------------------       ------------------
                                                           506,438            (146,496)                 359,942
                                                   ------------------------------------       ------------------

                                                         $ 839,710           $ (46,496)               $ 793,214
                                                   ====================================       ==================


See accompanying notes.

Notes to Pro Forma Consolidated Balance Sheet (unaudited)

(a) Represents the conversion of 12,472,723 of the 12,607,675 Series A Convertible Preferred Shares outstanding on March 31, 2001. Under Option 2, 11,730,555 preferred shares were each exchanged for one common share and $12.25 in cash and under Option 1, 742,168 preferred shares were each exchanged for two common shares. The market price of the common share was $10.84 per share.

(b) Represents the excess consideration paid over book value for the conversion of the preferred shares, including an estimated $2.8 million of transaction costs.

(c) Represents the $100 million unsecured financing used to fund the cash portion of the conversion transaction.

(d)  Represents the payment of $2.8 million in estimated transaction costs.

(e) Represents the cash payment made in exchange for each preferred shares tendered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cornerstone Realty Income Trust, Inc.


                                    By:      /s/  Glade M. Knight
                                         ---------------------------------------
                                             Glade M. Knight, President


                                    August 14, 2001